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                        SUPPLEMENT TO THE PROSPECTUS OF
                         DEAN WITTER RETIREMENT SERIES
                            DATED NOVEMBER 29, 1996

    The footnote to the "Summary of Fund Expenses" table appearing on pages 6-7 of the Prospectus is hereby amended to read as follows:

  * Pursuant to an undertaking, the Investment Manager assumed all expenses relating to each Series' operations (except for any brokerage fees and a portion of organizational expenses) and waived the compensation provided for in its Management Agreement with respect to each Series until December 31, 1995. The Investment Manager has undertaken, until December 31, 1997, to continue to assume such expenses and waive the compensation provided for in its Management Agreement with respect to each Series to the extent that such expenses and compensation on an annualized basis exceed 1.00% of the daily net assets of the Series.

    The last two sentences of the sixth paragraph under the heading "The Fund and its Management" appearing on page 10 of the Prospectus are hereby amended to read as follows:

  Until December 31, 1995, the Investment Manager assumed all expenses relating to each Series' operations (except for any brokerage fees and a portion of organizational expenses) and waived the compensation provided for in its Management Agreement with respect to each Series. The Investment Manager has undertaken, until December 31, 1997, to continue to assume such expenses and waive the compensation provided for in its Management Agreement with respect to each Series to the extent that such expenses and compensation on an annualized basis exceed 1.00% of the daily net assets of the Series.

July 25, 1997